SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

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                              FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): March 15, 1999

                       EMS TECHNOLOGIES, INC.
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        (Exact name of registrant as specified in charter)


   Georgia                    0-6072                58-1035424
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(State or other             (Commission           (IRS Employer
jurisdiction of             File Number)          Identification
incorporation)                                         No.)


          660 Engineering Drive, Norcross, Georgia 30092
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             (Address of principal executive offices)

Registrant's telephone number, including area code   770-263-9200
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                 ELECTROMAGNETIC SCIENCES, INC.
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 (Former name or former address, if changed since last report)


Item 5.   Other Events.

     The registrant's name has been changed, effective March 15, 1999, to "EMS Technologies, Inc." The new CUSIP number for its common stock, $.10 par value, is 26873N 10 8. The NASDAQ
National Market System trading symbol remains "ELMG."




                         SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   EMS TECHNOLOGIES, INC.



Date:   March 22, 1999             By: /s/ Don T. Scartz
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                                       Don T. Scartz
                                       Chief Financial Officer